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         SECURITIES AND EXCHANGE COMMISSION
              Washington, DC  20549

                  FORM 8-K

               CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d) OF
        THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)
              January 26, 1995


        THE CHASE MANHATTAN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware          1-5945              13-2633613

(State or other  (Commission File    (IRS Employer
jurisdiction of      Number)        Identification No.)
 incorporation)


  1 Chase Manhattan Plaza,                         10081
    New York, New York
(Address of principal executive offices)    (Zip Code)


                   (212) 552-2222

(Registrant's telephone number, including area code)

               Not Applicable
(Former name or former address, if changed
           since last report)

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Item 5.    Other Events

      On January 26, 1995, The Chase Manhattan Corporation (the "Company") entered into an underwriting agreement covering the issue and sale of $100,000,000 aggregate principal amount of 9.05% Subordinated Notes Due 2002. Said Notes were registered under the Securities Act of 1933 pursuant to the Company's shelf registration statement (Registration Statement No. 33-55295).

Item 7.    Financial Statements, Pro Forma Financial
Information and Exhibits

     (c)   Exhibits

  1.1 Underwriting Agreement, dated January 26, 1995, among the Company, Smith Barney Inc. and CS First
           Boston Corporation.

  4.32     Form of global 9.05% Subordinated Note Due 2002.

  4.33     Form of definitive 9.05% Subordinated Note Due
           2002.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                       THE CHASE MANHATTAN CORPORATION
                         (Registrant)
                           By:   /s/ Deborah L. Duncan
                            Deborah L. Duncan
                           Executive Vice President and
                              Treasurer

January 27, 1995
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                            EXHIBIT INDEX
Exhibit        Document
1.1   Underwriting Agreement, dated January 26,
      1995, among the Company, Smith Barney Inc. and
      CS First Boston Corporation.

4.32  Form of global 9.05% Subordinated Note Due 2002.

4.33  Form of definitive 9.05% Subordinated Note Due
           2002.




















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